UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 8, 2012

PLUM CREEK TIMBER COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10239	91-1912863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600
Registrant's Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) On February 6, 2012, the Compensation Committee of the Board of Directors (“Committee”) approved grants of value management awards and restricted stock units under the 2012 Plum Creek Timber Company, Inc. Stock Incentive Plan (the “Stock Plan”) to the company's executive officers, subject to approval of the Stock Plan by stockholders at the company's 2012 Annual Meeting of Stockholders on May 8, 2012. On May 8, 2012, stockholders approved the Stock Plan.
The following table sets forth the number of value management award units and restricted stock units granted to each of the named executive officers listed in the company's 2012 definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2012:

Name and Position	Value Management Award Units	Restricted Stock Units
Rick R. Holley President and Chief Executive Officer	33,000	31,000
Thomas M. Lindquist Executive Vice President and Chief Operating Officer	13,700	13,700
David W. Lambert Senior Vice President and Chief Financial Officer	6,200	6,200
James A. Kilberg Senior Vice President, Real Estate	6,100	6,100
Larry D. Neilson Senior Vice President, Resources and Operations Support	4,600	4,600
Under the terms of the value management awards, target performance of $100 per unit is achieved if relative total stockholder return is at the 55th percentile for each of the peer groups, and maximum performance of $200 per unit is achieved only if relative total stockholder return is at or above the 85th percentile for each of the peer groups. There is no award payout if relative total stockholder return is below threshold performance, which is set at the 25th percentile for each of the peer groups. Payouts are made on a sliding scale basis between threshold and maximum performance.
Restricted stock units vest in four equal installments on February 3rd of each year following the date of grant. Upon vesting, restricted stock units convert, on a one-to-one basis, into shares of common stock of the company. During the vesting period, award recipients are paid an amount in cash equal to any dividend declared and paid on the company's common stock multiplied by the amount of outstanding restricted stock units.
The Stock Plan and a form of award agreement governing the terms and conditions applicable to the awards described herein are filed as exhibits to this Current Report and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
The company's 2012 Annual Meeting of Stockholders was held on May 8, 2012. Proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, to vote on four items of business: (1) a proposal to elect ten individuals to the company's board of directors for one-year terms expiring at the company's 2013 annual stockholder meeting; (2) a proposal to approve, on an advisory and non-binding basis, the company's executive compensation; (3) a proposal to approve a new stock incentive plan; and (4) a proposal to ratify, on an advisory and non-binding basis, the appointment of Ernst & Young LLP as the company's independent registered public accounting firm for 2012.
Required Vote
For each of the proposals, the vote standard is a majority of the votes cast “For” and “Against” the proposal. To be approved, the votes cast “For” the proposal must exceed the votes cast “Against” the proposal. Therefore, votes to abstain and broker non-votes have no effect on the outcome.
Vote Results
Following are the vote results for each proposal submitted to a vote of the stockholders at the annual meeting.

Proposal 1 Ten individuals nominated by the company's board of directors for election to one-year terms expiring at the 2013 Annual Meeting of Stockholders were elected to the board. The vote results were as follows:

Nominee	Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
Rick R. Holley	96,020,559	1,029,418	323,771	40,842,366
Robin Josephs	95,912,413	1,131,478	329,857	40,842,366
John G. McDonald	95,043,959	1,991,092	338,697	40,842,366
Robert B. McLeod	95,830,781	1,209,651	333,316	40,842,366
John F. Morgan Sr.	96,138,426	897,719	337,603	40,842,366
Marc F. Racicot	96,052,255	993,578	327,915	40,842,366
John H. Scully	95,776,839	1,254,644	342,265	40,842,366
Lawrence A. Selzer	93,335,321	3,701,733	336,694	40,842,366
Stephen C. Tobias	95,670,032	1,346,576	357,140	40,842,366
Martin A. White	95,842,729	1,181,591	349,428	40,842,366

Proposal 2 The company's executive compensation was approved by the stockholders on a non-binding and advisory basis. The vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
92,856,468	3,531,654	985,626	40,842,366

Proposal 3 The company's new stock incentive plan was approved by the stockholders. The vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
91,656,119	4,826,435	891,194	40,842,366

Proposal 4 The appointment of Ernst & Young LLP as the company's independent registered public accounting firm for 2012 was ratified by the stockholders on a non-binding and advisory basis. The vote results were as follows:

Votes For	Votes Against	Votes to Abstain	Broker Non-Votes
136,904,753	888,729	422,632	0

Determination of Frequency of Future Executive Compensation Advisory Votes
At the company's 2011 Annual Meeting of Stockholders, the board of directors recommended, and approximately 86% of the stockholders voting on the proposal (not including 768,439 abstain votes) chose, to have the company hold executive compensation advisory votes (“Say on Pay”) on an annual basis until the next required advisory vote on frequency is held. In light of the foregoing, the company intends to hold the Say on Pay vote annually. The next advisory vote on frequency will be held at the company's 2017 Annual Meeting of Stockholders.
Section 9. Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following Exhibits are filed with this report:

Exhibit No.

10.1
2012 Plum Creek Timber Company, Inc. Stock Incentive Plan (incorporated herein by reference to Appendix B to the Registrant's definitive Proxy Statement on Schedule 14A, File No. 1-10239, filed March 29, 2012).

10.2	Form of Executive Restricted Stock Unit and Value Management Award Agreement For Plan Year 2012 (filed herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ James A. Kraft
James A. Kraft
Senior Vice President, General Counsel and Secretary

DATED: May 10, 2012

PLUM CREEK TIMBER COMPANY, INC.
Exhibit Index

Exhibit No.

10.1
2012 Plum Creek Timber Company, Inc. Stock Incentive Plan (incorporated herein by reference to Appendix B to the Registrant's definitive Proxy Statement on Schedule 14A, File No. 1-10239, filed March 29, 2012).

10.2	Form of Executive Restricted Stock Unit and Value Management Award Agreement For Plan Year 2012 (filed herewith).